UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2016

THE MICHAELS COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36501	37-1737959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8000 Bent Branch Drive Irving, Texas	75063
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 409-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

Underwriting Agreement

On July 12, 2016, The Michaels Companies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “Underwriter”) and the selling stockholders listed on Schedule 1 thereto (the “Selling Stockholders”), relating to the underwritten offering of 11,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.067751 per share (the “Offering”).  All of the Shares are being sold by the Selling Stockholders.  The Underwriter has agreed to purchase the Shares from the Selling Stockholders pursuant to the Underwriting Agreement at a price of $27.71 per share.

In addition, pursuant to the Underwriting Agreement and in accordance with the Company’s ongoing share-repurchase program, the Company has agreed to purchase from the Underwriter 1,000,000 shares of common stock being sold by the Selling Stockholders to the Underwriter, at the per share price being paid by the Underwriter to the Selling Stockholders, resulting in an aggregate purchase price of $27,710,000 (the “Share Repurchase”).

The Offering is being made only by means of a prospectus.  An automatic shelf registration statement (including a prospectus) relating to the offering of common stock was filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2015, and became effective upon filing (Registration No. 333-205583) (the “Registration Statement”).  A prospectus supplement relating to the Offering has been filed with the SEC.  The closing of the Offering and the Share Repurchase is expected to take place on July 18, 2016, subject to the satisfaction of customary closing conditions.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01           Other Events

Ropes & Gray LLP, counsel to the Company, has issued an opinion to the Company, dated July 14, 2016, regarding the Shares to be sold in the Offering.  A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.  Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01           Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 12, 2016, by and among the Company, the Underwriter and the Selling Stockholders.
5.1	Opinion of Ropes & Gray LLP
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Michael J. Veitenheimer
Name:	Michael J. Veitenheimer
Title:	Executive Vice President, General Counsel and Secretary

Date: July 14, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 12, 2016, by and among the Company, the Underwriter and the Selling Stockholders.
5.1	Opinion of Ropes & Gray LLP
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.